UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3158

Smith Barney Fundamental Value Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30

Date of reporting period: March 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY

FUNDAMENTAL VALUE FUND INC.

CLASSIC SERIES   |   SEMI-ANNUAL REPORT   |   MARCH 31, 2005

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

JOHN G. GOODE

PORTFOLIO MANAGER

PETER J. HABLE

PORTFOLIO MANAGER

Classic Series

Semi-Annual Report  •  March 31, 2005

SMITH BARNEY FUNDAMENTAL

VALUE FUND INC.

JOHN G. GOODE

John G. Goode has 35 years of securities business experience and has managed the Fund since 1990.

Education: BA in Economics, MBA from Stanford University.

PETER J. HABLE

Peter J. Hable has 21 years of securities business experience.

Education: BS in Economics from Southern Methodist University, MBA from the University of Pennsylvania’s Wharton School of Finance.

FUND OBJECTIVE

The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stock and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the managers believe are undervalued in the marketplace. While the managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return.

What’s Inside

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the period. Following a robust 4.0% gain in the third quarter of 2004, gross domestic product (“GDP”)i growth was 3.8% in the fourth quarter. On April 28, after the reporting period ended, first quarter 2005 GDP growth estimates came in at 3.1%.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following three 0.25% rate hikes from June through September 2004, the Fed again increased its target for the federal funds rateiii by 0.25% increments four times during the reporting period. This brought the target for the federal funds rate to 2.75% by the end of March. The Fed raised its target by an additional 0.25% to 3.00% at its May meeting, after the Fund’s reporting period.

During the six months covered by this report, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 6.88%. After treading water early in the period, from late October 2004 through the end of the year, equities in both the U.S. and abroad rallied sharply. Investors were drawn to the market as the uncertainty of the U.S. Presidential election ended and oil prices fell from their record highs. Thus far in 2005, the equity markets have been volatile. Equities were weak in January, but subsequently rallied in February and early March. However, toward the end of the period the market fell sharply, as oil prices reached new record highs and investors were concerned that the Fed may become more aggressive in terms of raising interest rates.

Looking at the reporting period as a whole, the trend of value-oriented stocks outperforming their growth counterparts continued. In addition, small- and mid-cap stocks generally outperformed their large-cap brethren during the period.

PERFORMANCE SNAPSHOT

AS OF MARCH 31, 2005

(excluding sales charges)

(unaudited)

6 Months

Fundamental Value Fund — Class A Shares	3.95%

S&P 500 Index	6.88%

Russell 3000 Index	7.73%

Lipper Multi-Cap Core Funds Category Average	7.59%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 3.57%, Class C shares returned 3.57% and Class Y shares returned 4.15% over the six months ended March 31, 2005.

1        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

Performance Review

For the six months ended March 31, 2005, Class A shares of the Smith Barney Fundamental Value Fund Inc., excluding sales charges, returned 3.95%. These shares underperformed the Fund’s unmanaged benchmarks, the S&P 500 Index and the Russell 3000 Index,v which returned 6.88% and 7.73%, respectively, for the same period. The Fund’s Lipper Multi-Cap Core Funds Category Average1 was 7.59% over the same time frame.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 3, 2005

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended March 31, 2005, including the reinvestment of dividends and capital gains, if any, calculated among the 766 funds in the Fund’s Lipper category, and excluding sales charges.

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund may invest a significant portion of its assets in small- and mid-cap companies, which may be more volatile than an investment that focuses only on large-cap companies. The Fund is subject to certain risks of overseas investing not typically associated with investing in U.S. securities, including economic, political, and social factors and currency fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
[v]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

3        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2004 and held for the six months ended March 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	3.95%	$1,000.00	$1,039.50	1.01%	$5.14

Class B	3.57	1,000.00	1,035.70	1.83	9.29

Class C	3.57	1,000.00	1,035.70	1.75	8.88

Class Y	4.15	1,000.00	1,041.50	0.60	3.05

(1)	For the six months ended March 31, 2005.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

5        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.90	1.01%	$5.09

Class B	5.00	1,000.00	1,015.81	1.83	9.20

Class C	5.00	1,000.00	1,016.21	1.75	8.80

Class Y	5.00	1,000.00	1,021.94	0.60	3.02

(1)	For the six months ended March 31, 2005.
(2)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

Schedule of Investments (unaudited)	March 31, 2005

SHARES	SECURITY	VALUE
COMMON STOCK — 90.1%
CONSUMER DISCRETIONARY — 13.4%
Auto Components — 0.5%
427,400	BorgWarner, Inc.	$ 20,805,832

Hotels, Restaurants & Leisure — 1.1%
1,021,900	Carnival Corp.	52,944,639

Household Durables — 0.5%
2,700,000	Fleetwood Enterprises, Inc. (a)(b)	23,490,000

Leisure Equipment & Products — 2.4%
2,700,000	Hasbro, Inc.	55,215,000
2,603,900	Mattel, Inc. (a)	55,593,265

		110,808,265

Media — 7.1%
1,923,900	Comcast Corp. Inc., Class A Shares (b)	64,258,260
4,104,900	News Corp., Class B Shares (a)	72,287,289
4,238,600	Time Warner Inc. (b)	74,387,430
1,548,400	Viacom Inc., Class B Shares	53,930,772
2,250,000	The Walt Disney Co.	64,642,500

		329,506,251

Multi-Line Retail — 0.5%
516,400	Costco Wholesale Corp.	22,814,552

Specialty Retail — 1.3%
1,508,900	The Home Depot, Inc.	57,700,336

	TOTAL CONSUMER DISCRETIONARY	618,069,875

CONSUMER STAPLES — 2.0%
Beverages — 0.6%
542,212	PepsiCo, Inc.	28,753,502

Food & Drug Retailing — 0.9%
2,327,100	Safeway Inc. (a)(b)	43,121,163

Food Products — 0.5%
571,700	Unilever PLC, Sponsored ADR	22,868,000

	TOTAL CONSUMER STAPLES	94,742,665

ENERGY — 9.8%
Energy Equipment & Services — 3.3%
559,900	Baker Hughes Inc.	24,909,951
1,800,000	GlobalSantaFe Corp. (a)	66,672,000
1,350,000	Halliburton Co.	58,387,500

		149,969,451

Oil & Gas — 6.5%
894,800	Anadarko Petroleum Corp.	68,094,280
205,200	BP PLC, Sponsored ADR	12,804,480
424,800	Canadian Natural Resources Ltd. (a)	24,137,136
1,764,000	ChevronTexaco Corp.	102,858,840
132,100	ConocoPhillips	14,245,664
233,000	Exxon Mobil Corp.	13,886,800

See Notes to Financial Statements.

7        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	March 31, 2005

SHARES	SECURITY	VALUE
Oil & Gas — 6.5% (continued)
655,200	Murphy Oil Corp. (a)	$ 64,687,896

		300,715,096

	TOTAL ENERGY	450,684,547

FINANCIALS — 16.6%
Banks — 0.7%
1,090,300	The Bank of New York Co., Inc.	31,673,215

Diversified Financials — 7.7%
1,500,100	American Express Co.	77,060,137
2,119,100	JPMorgan Chase & Co.	73,320,860
2,369,100	MBNA Corp.	58,161,405
1,015,500	Merrill Lynch & Co., Inc.	57,477,300
844,300	Morgan Stanley	48,336,175
888,705	State Street Corp. (a)	38,854,183

		353,210,060

Insurance — 7.9%
796,600	Ambac Financial Group, Inc.	59,545,850
1,127,800	American International Group, Inc.	62,491,398
816,700	The Chubb Corp.	64,739,809
509,900	The Hartford Financial Services Group, Inc. (a)	34,958,744
882,000	MGIC Investment Corp. (a)	54,392,940
2,284,500	The PMI Group, Inc. (a)	86,833,845

		362,962,586

Real Estate — 0.3%
1,008,900	Digital Realty Trust, Inc. (a)	14,497,893

	TOTAL FINANCIALS	762,343,754

HEALTHCARE — 11.2%
Biotechnology — 1.3%
422,700	Amgen Inc. (b)	24,605,367
3,902,308	Aphton Corp. (b)	4,955,931
2,023,664	Enzo Biochem, Inc. (a)(b)	29,181,235

		58,742,533

Healthcare Providers & Services — 0.8%
857,900	McKesson Corp.	32,385,725
485,200	United American Healthcare Corp. (b)	2,799,604

		35,185,329

Pharmaceuticals — 9.1%
1,650,600	Abbott Laboratories	76,950,972
851,900	Bentley Pharmaceuticals, Inc. (a)(b)	6,269,984
217,600	Eli Lilly & Co.	11,336,960
1,388,700	GlaxoSmithKline PLC, ADR (a)	63,769,104
1,415,700	Johnson & Johnson	95,078,412
1,111,110	NexMed, Inc. (b)	1,244,443
737,900	Novartis AG, ADR (a)	34,518,962
2,386,200	Pfizer Inc.	62,685,474
1,644,500	Wyeth	69,365,010

		421,219,321

	TOTAL HEALTHCARE	515,147,183

See Notes to Financial Statements.

8        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	March 31, 2005

SHARES	SECURITY	VALUE
INDUSTRIALS — 7.5%
Aerospace & Defense — 2.9%
824,400	The Boeing Co. (a)	$ 48,194,424
2,195,400	Raytheon Co. (a)	84,961,980

		133,156,404

Airlines — 1.3%
4,323,000	Southwest Airlines Co. (a)	61,559,520

Commercial Services & Supplies — 0.9%
1,471,200	Waste Management, Inc.	42,444,120

Industrial Conglomerates — 1.1%
1,292,100	Honeywell International Inc.	48,079,041

Machinery — 1.3%
675,900	Caterpillar Inc.	61,804,296

	TOTAL INDUSTRIALS	347,043,381

INFORMATION TECHNOLOGY — 16.9%
Communications Equipment — 3.9%
1,937,500	Cisco Systems, Inc. (b)	34,661,875
18,618,900	Lucent Technologies Inc. (a)(b)	51,201,975
3,554,400	Motorola, Inc.	53,209,368
2,751,900	Nokia Oyj, Sponsored ADR	42,461,817

		181,535,035

Computers & Peripherals — 1.6%
1,438,200	Electronics for Imaging, Inc. (a)(b)	25,657,488
543,874	International Business Machines Corp.	49,699,206

		75,356,694

Electronic Equipment & Instruments — 2.5%
2,225,100	Agilent Technologies, Inc. (b)	49,397,220
690,789	Maxwell Technologies, Inc. (a)(b)	6,334,535
16,747,352	Solectron Corp. (b)	58,113,312

		113,845,067

Internet Software & Services — 0.8%
510,000	IAC/InterActiveCorp (a)(b)	11,357,700
4,538,900	RealNetworks, Inc. (a)(b)	26,234,842

		37,592,542

IT Consulting & Services — 0.5%
639,600	SunGard Data Systems Inc. (b)	22,066,200

Office Electronics — 0.3%
1,226,075	IKON Office Solutions, Inc. (a)	12,125,882

Semiconductor Equipment & Products — 5.1%
2,802,500	Applied Materials, Inc.	45,540,625
599,100	Novellus Systems, Inc. (b)	16,013,943
225,400	Samsung Electronics Co., Ltd. (d)	55,786,500
7,170,918	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (a)(b)	60,809,385
2,161,386	Texas Instruments Inc.	55,093,729

		233,244,182

See Notes to Financial Statements.

9        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	March 31, 2005

SHARES	SECURITY	VALUE
Software — 2.2%
4,306,800	Micromuse Inc. (a)(b)	$ 19,509,804
3,380,800	Microsoft Corp.	81,713,936

		101,223,740

	TOTAL INFORMATION TECHNOLOGY	776,989,342

MATERIALS — 9.3%
Chemicals — 3.9%
1,411,700	The Dow Chemical Co.	70,373,245
962,200	E.I. du Pont de Nemours & Co.	49,303,128
1,935,000	Engelhard Corp.	58,108,050

		177,784,423

Metals & Mining — 4.0%
2,141,200	Alcoa Inc.	65,071,068
870,500	Allegheny Technologies Inc.	20,987,755
1,667,900	Newmont Mining Corp.	70,468,775
1,291,600	RTI International Metals, Inc. (a)(b)	30,223,440

		186,751,038

Paper & Forest Products — 1.4%
135,200	PT Toba Pulp Lestari Tbk, Sponsored ADR (b)(c)	0
975,200	Weyerhaeuser Co. (a)	66,801,200

		66,801,200

	TOTAL MATERIALS	431,336,661

TELECOMMUNICATION SERVICES — 2.2%
Diversified Telecommunication Services — 0.8%
1,530,000	SBC Communications Inc.	36,245,700

Wireless Telecommunication Services — 1.4%
2,481,600	Vodafone Group PLC, Sponsored ADR (a)	65,911,296

	TOTAL TELECOMMUNICATION SERVICES	102,156,996

UTILITIES — 1.2%
Multi-Utilities — 1.2%
411,200	Dynegy Inc., Class A Shares (a)(b)	1,607,792
2,946,200	The Williams Cos., Inc. (a)	55,418,022

		57,025,814

	TOTAL UTILITIES	57,025,814

	TOTAL COMMON STOCK (Cost — $3,374,397,010)	4,155,540,218

FOREIGN STOCK — 1.3%
Canada — 0.0%
741,100	WGI Heavy Minerals, Inc. (b)	1,792,020

Japan — 1.3%
6,905	Mitsubishi Tokyo Financial Group, Inc. (a)	59,889,485

	TOTAL FOREIGN STOCK (Cost — $43,509,289)	61,681,505

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	March 31, 2005

SHARES	SECURITY	VALUE
CONVERTIBLE PREFERRED STOCK — 0.0%
INFORMATION TECHNOLOGY — 0.0%
Internet Software and Services — 0.0%
54,818	Webforia Inc., Series D (b)(c)	$0

	TOTAL CONVERTIBLE PREFERRED STOCK (Cost — $500,000)	0

FACE AMOUNT
CORPORATE BONDS AND NOTES — 0.1%
CHEMICALS — 0.0%
Chemicals and Plastic — 0.0%
$ 25,000	Key Plastics Holdings Inc., Guaranteed Notes, Series B, 10.250% due 3/15/07 (c)	31

HEALTHCARE — 0.1%
Biotechnology — 0.1%
5,000,000	Aphton Corp., Guaranteed Notes, 6.000% due 3/31/08 (c)	2,540,000

	TOTAL CORPORATE BONDS AND NOTES (Cost — $5,012,889)	2,540,031

WARRANTS
WARRANTS (c) — 0.0%
HEALTHCARE — 0.0%
Biotechnology — 0.0%
360,000	Aphton Corp., Expire 3/31/08	0
600,000	Genelabs Technologies, Inc., Expire 5/1/08	1
1,000,000	Lynx Therapeutics, Inc., Expire 4/29/07	1

	TOTAL HEALTHCARE	2

INFORMATION TECHNOLOGY — 0.0%
Internet Software and Services — 0.0%
10,719	Webforia Inc., Expire 7/14/05	0

	TOTAL WARRANTS (Cost — $0)	2

SHORT-TERM INVESTMENTS — 16.3%
REPURCHASE AGREEMENT — 9.3%
431,085,000	Interest in $546,328,000 joint tri-party repurchase agreement dated 3/31/05 with Merrill Lynch, 2.850% due 4/1/05; Proceeds at maturity — $431,119,128; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.980% due 7/7/05 to 1/27/25; Market value — $439,706,948) (Cost — $431,085,000)	431,085,000

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	March 31, 2005

SHARES	SECURITY	VALUE
SECURITIES PURCHASED FROM SECURITIES LENDING COLLATERAL — 7.0%
323,054,066	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $323,054,066)	$323,054,066

	TOTAL SHORT-TERM INVESTMENTS (Cost — $754,139,066)	754,139,066

	TOTAL INVESTMENTS — 107.8% (Cost — $4,177,558,254*)	4,973,900,822
	Liabilities in Excess of Other Assets — (7.8)%	(359,035,808)

	TOTAL NET ASSETS — 100.0%	$4,614,865,014

(a)	All or a portion of this security is on loan (See Note 1).
(b)	Non-income producing security.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines approved by the Board of Directors.
*	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR — American Depositary Receipt.

See Notes to Financial Statements.

12        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)	March 31, 2005

ASSETS:
Investments, at value (Cost — $4,177,558,254)	$4,973,900,822
Cash	764
Dividends and interest receivable	3,893,012
Receivable for Fund shares sold	2,842,014
Receivable for securities sold	89,875
Prepaid expenses	110,410

Total Assets	4,980,836,897

LIABILITIES:
Payable for loaned securities collateral (Note 1)	323,054,066
Payable for securities purchased	31,236,558
Payable for Fund shares reacquired	6,357,589
Investment advisory fee payable	1,906,086
Distribution plan fees payable	1,074,957
Transfer agency service fees payable	1,054,117
Administration fee payable	651,093
Directors’ fees payable	371,753
Accrued expenses	265,664

Total Liabilities	365,971,883

Total Net Assets	$4,614,865,014

NET ASSETS:
Par value of capital shares (Note 5)	$328,269
Capital paid in excess of par value	3,750,351,312
Undistributed net investment income	7,513,969
Accumulated net realized gain from investment transactions and foreign currencies	60,327,396
Net unrealized appreciation of investments and foreign currencies	796,344,068

Total Net Assets	$4,614,865,014

Shares Outstanding:
Class A	154,365,764

Class B	95,829,525

Class C	67,335,336

Class Y	10,738,150

Net Asset Value:
Class A (and redemption price)	$14.46

Class B *	$13.63

Class C *	$13.63

Class Y (and redemption price)	$14.81

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$15.22

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

13        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

Statement of Operations (unaudited)	For the Six Months Ended March 31, 2005

INVESTMENT INCOME:
Dividends	$36,313,463
Interest	4,245,775
Securities lending income	172,078
Less: Foreign withholding tax	(57,759)

Total Investment Income	40,673,557

EXPENSES:
Distribution plan fees (Notes 2 and 4)	14,474,488
Investment advisory fee (Note 2)	11,250,800
Transfer agency service fees (Notes 2 and 4)	3,869,496
Administration fee (Note 2)	3,841,565
Shareholder communications (Note 4)	181,001
Custody	90,940
Directors’ fees	71,610
Registration fees	47,708
Audit and legal	46,036
Other	38,158

Total Expenses	33,911,802
Less: Investment advisory fee waiver (Notes 2 and 7)	(1,136,925)

Net Expenses	32,774,877

Net Investment Income	7,898,680

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	138,574,181
Foreign currency transactions	(134,019)

Net Realized Gain	138,440,162

Net Change in Unrealized Appreciation/Depreciation From:
Investments	28,429,152
Foreign currencies	(410)

Net Change in Unrealized Appreciation/Depreciation	28,428,742

Net Gain on Investments and Foreign Currencies	166,868,904

Increase in Net Assets From Operations	$174,767,584

See Notes to Financial Statements.

14        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

Statements of Changes in Net Assets

For the Six Months Ended March 31, 2005 (unaudited)

and the Year Ended September 30, 2004

	2005	2004
OPERATIONS:
Net investment income (loss)	$7,898,680	$(9,884,307)
Net realized gain	138,440,162	186,742,802
Net change in unrealized appreciation/depreciation	28,428,742	327,525,241

Increase in Net Assets From Operations	174,767,584	504,383,736

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	335,723,028	951,087,080
Cost of shares reacquired	(510,494,673)	(787,289,687)

Increase (Decrease) in Net Assets From Fund Share Transactions	(174,771,645)	163,797,393

Increase (Decrease) in Net Assets	(4,061)	668,181,129

NET ASSETS:
Beginning of period	4,614,869,075	3,946,687,946

End of period*	$4,614,865,014	$4,614,869,075

* Includes undistributed (overdistributed) net investment income of:	$7,513,969	$(384,711)

See Notes to Financial Statements.

15        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year or period ended September 30, unless otherwise noted:

Class A Shares(1)	2005(2)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$13.91		$12.28	$ 9.16	$11.99	$15.97	$12.90

Income (Loss) From Operations:
Net investment income	0.05		0.03	0.03	0.02	0.06	0.04
Net realized and unrealized gain (loss)	0.50		1.60	3.09	(2.80)	(2.85)	3.86

Total Income (Loss) From Operations	0.55		1.63	3.12	(2.78)	(2.79)	3.90

Less Distributions From:
Net realized gains	—		—	—	(0.05)	(1.19)	(0.83)

Total Distributions	—		—	—	(0.05)	(1.19)	(0.83)

Net Asset Value, End of Period	$14.46		$13.91	$12.28	$ 9.16	$11.99	$15.97

Total Return(3)	3.95	%‡	13.27%	34.06%	(23.33)%	(18.52)%	31.55%

Net Assets, End of Period (millions)	$2,232		$2,147	$1,690	$1,176	$1,306	$1,085

Ratios to Average Net Assets:
Expenses	1.01	%†(4)	1.05%	1.15%	1.05%	1.02%	1.06%
Net investment income	0.71	†	0.19	0.28	0.17	0.44	0.29

Portfolio Turnover Rate	16%		31%	34%	39%	42%	38%

Class B Shares(1)	2005(2)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$13.16		$11.71	$ 8.81	$11.62	$15.63	$12.73

Income (Loss) From Operations:
Net investment loss	(0.01)		(0.08)	(0.05)	(0.08)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	0.48		1.53	2.95	(2.68)	(2.77)	3.80

Total Income (Loss) From Operations	0.47		1.45	2.90	(2.76)	(2.82)	3.73

Less Distributions From:
Net realized gains	—		—	—	(0.05)	(1.19)	(0.83)

Total Distributions	—		—	—	(0.05)	(1.19)	(0.83)

Net Asset Value, End of Period	$13.63		$13.16	$11.71	$ 8.81	$11.62	$15.63

Total Return(3)	3.57	%‡	12.38%	32.92%	(23.90)%	(19.16)%	30.59%

Net Assets, End of Period (millions)	$1,306		$1,359	$1,308	$1,078	$1,354	$1,323

Ratios to Average Net Assets:
Expenses	1.83	%†(4)	1.84%	1.94%	1.84%	1.83%	1.84%
Net investment loss	(0.11	)†	(0.60)	(0.50)	(0.62)	(0.37)	(0.50)

Portfolio Turnover Rate	16%		31%	34%	39%	42%	38%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the six months ended March 31, 2005 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment advisor voluntarily waived a portion of its fee for the six months ended March 31, 2005. If such fee was not voluntarily waived, the actual expense ratio for Class A and Class B shares would have been 1.06% and 1.87%, respectively.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

16        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year or period ended September 30, unless otherwise noted:

Class C Shares(1)	2005(2)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$13.16		$11.71	$ 8.81	$11.61	$15.62	$12.73

Income (Loss) From Operations:
Net investment loss	(0.00	)*	(0.08)	(0.05)	(0.07)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	0.47		1.53	2.95	(2.68)	(2.77)	3.79

Total Income (Loss) From Operations	0.47		1.45	2.90	(2.75)	(2.82)	3.72

Less Distributions From:
Net realized gains	—		—	—	(0.05)	(1.19)	(0.83)

Total Distributions	—		—	—	(0.05)	(1.19)	(0.83)

Net Asset Value, End of Period	$13.63		$13.16	$11.71	$ 8.81	$11.61	$15.62

Total Return(3)	3.57	%‡	12.38%	32.92%	(23.83)%	(19.17)%	30.51%

Net Assets, End of Period (millions)	$918		$960	$852	$665	$714	$266

Ratios to Average Net Assets:
Expenses	1.75	%†(4)	1.83%	1.93%	1.83%	1.82%	1.86%
Net investment loss	(0.04	)†	(0.59)	(0.49)	(0.60)	(0.38)	(0.47)

Portfolio Turnover Rate	16%		31%	34%	39%	42%	38%

Class Y Shares(1)	2005(2)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$14.22		$12.51	$ 9.29	$12.11	$16.07	$12.93

Income (Loss) From Operations:
Net investment income	0.08		0.08	0.08	0.07	0.11	0.08
Net realized and unrealized gain (loss)	0.51		1.63	3.14	(2.84)	(2.88)	3.89

Total Income (Loss) From Operations	0.59		1.71	3.22	(2.77)	(2.77)	3.97

Less Distributions From:
Net realized gains	—		—	—	(0.05)	(1.19)	(0.83)

Total Distributions	—		—	—	(0.05)	(1.19)	(0.83)

Net Asset Value, End of Period	$14.81		$14.22	$12.51	$ 9.29	$12.11	$16.07

Total Return(3)	4.15	%‡	13.67%	34.66%	(23.01)%	(18.27)%	32.04%

Net Assets, End of Period (millions)	$159		$149	$97	$55	$68	$81

Ratios to Average Net Assets:
Expenses	0.60	%†(4)	0.66%	0.72%	0.70%	0.71%	0.75%
Net investment income	1.11	†	0.58	0.69	0.53	0.76	0.56

Portfolio Turnover Rate	16%		31%	34%	39%	42%	38%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the six months ended March 31, 2005 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment advisor voluntarily waived a portion of its fee for the six months ended March 31, 2005. If such fee was not voluntarily waived, the actual expense ratio for Class C and Class Y shares would have been 1.80% and 0.65%, respectively.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

17        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Smith Barney Fundamental Value Fund Inc. (“Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. When market quotations or official closing prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair values as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral. The Fund also maintains exposure for the risk of any loss in the investment securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

18        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration, after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(e) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(g) Distributions to Shareholders. Dividends from net investment income and distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Advisory Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser of the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.55% on the first $1.5 billion of the Fund’s average daily net assets; 0.50% on the next $0.5 billion; 0.49% on the next $0.5 billion; 0.46% on the next $1.0 billion and 0.38% on the Fund’s average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

During the six months ended March 31, 2005, SBFM voluntarily waived a portion of its investment advisory fee in the amount of $1,136,925.

SBFM also acts as the Fund’s administrator for which it receives a fee calculated at an annual rate of 0.20% on the first $2.0 billion of the Fund’s average daily net assets; 0.16% on the next $0.5 billion; 0.14% on the next $1.0 billion and 0.12% on the Fund’s average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the six months ended March 31, 2005, the Fund paid transfer agent fees of $2,574,621 to CTB. In addition, for the six months ended March 31, 2005, the Fund also paid $86,487 to other Citigroup affiliates for shareholder recordkeeping services.

19        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

There is a maximum sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2005, CGM and its affiliates received sales charges of approximately $4,192,000 on sales of the Fund’s Class A shares.

In addition, for the six months ended March 31, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$7,000	$1,547,000	$37,000

For the six months ended March 31, 2005, CGM and its affiliates received brokerage commissions of $82,100.

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended March 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$688,630,360

Sales	964,369,916

At March 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$967,544,968
Gross unrealized depreciation	(171,202,400)

Net unrealized appreciation	$796,342,568

At March 31, 2005, the Fund loaned securities with a market value of $309,044,290. The Fund received cash collateral amounting to $323,054,066, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to

20        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended March 31, 2005, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$2,813,441	$6,825,828	$4,835,219

For the six months ended March 31, 2005, total Transfer Agency Service expenses were as follows:
	Class A	Class B	Class C	Class Y
Transfer Agency Service Expenses	$1,699,583	$1,247,811	$921,991	$111

For the six months ended March 31, 2005, total Shareholder Communication expenses were as follows:
	Class A	Class B	Class C	Class Y
Shareholder Communication Expenses	$73,732	$73,732	$33,534	$3

5.	Capital Shares

At March 31, 2005, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 2005, a significant concentration of Class Y shares were held by other Smith Barney Mutual Funds.

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	13,878,529	$202,315,378	37,719,694	$528,075,582
Shares reacquired	(13,819,776)	(201,594,723)	(20,977,503)	(293,202,718)

Net Increase	58,753	$720,655	16,742,191	$234,872,864

Class B
Shares sold	5,003,516	$68,816,233	15,323,561	$203,542,939
Shares reacquired	(12,412,237)	(170,949,140)	(23,788,104)	(315,756,200)

Net Decrease	(7,408,721)	$(102,132,907)	(8,464,543)	$(112,213,261)

Class C†
Shares sold	3,761,469	$51,742,367	12,697,822	$168,244,819
Shares reacquired	(9,389,324)	(129,368,970)	(12,446,491)	(164,955,781)

Net Increase (Decrease)	(5,627,855)	$(77,626,603)	251,331	$3,289,038

Class Y
Shares sold	860,413	$12,849,050	3,617,841	$51,223,740
Shares reacquired	(576,336)	(8,581,840)	(945,218)	(13,374,988)

Net Increase	284,077	$4,267,210	2,672,623	$37,848,752

†	Effective April 29, 2004, Class L shares were renamed as Class C shares.

6.	Capital Loss Carryforward

On September 30, 2004, the Fund had, for federal income tax purposes, a net capital loss carryforward of $64,510,354, of which $1,825,736 expires in 2005, $883,626 expires in 2006, $2,767,843 expires in 2007, $40,598 expires in 2008 and $58,992,551 expires in 2011. These amounts will be available to offset any future taxable capital gains.

21        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

7.	Additional Information

Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) have submitted an Offer of Settlement of an administrative proceeding to the U.S. Securities and Exchange Commission (“SEC”) in connection with an investigation into the 1999 appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”). SBFM and CGMI understand that the SEC has accepted the Offer of Settlement, but has not yet issued the administrative order.

The SEC order will find that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order will find that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”) had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also will find that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement will not establish wrongdoing or liability for purposes of any other proceeding.

The SEC will censure SBFM and CGMI and order them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order will require Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The distribution plan may also include a portion of certain escrowed transfer agency fees, in accordance with the terms of the order.

The order will require SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also will be required to comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

8.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and

22        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

23        Smith Barney Fundamental Value Fund Inc.      |      2005 Semi-Annual Report

SMITH BARNEY

FUNDAMENTAL VALUE FUND INC.

DIRECTORS

Robert M. Frayn, Jr.

Leon P. Gardner

R. Jay Gerken, CFA
Chairman

Howard J. Johnson

David E. Maryatt

Jerry A. Viscione

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

James M. Giallanza

Chief Financial Officer
and Treasurer

John G. Goode

Vice President and Investment Officer

Peter J. Hable
Vice President and

Investment Officer

Andrew Beagley
Chief Anti-Money Laundering

Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER

AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

Smith Barney Fundamental Value Fund Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12- month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Smith Barney Fundamental Value Fund Inc., but it may also be used as sales literature when preceded or accompanied by a current prospectus.

SMITH BARNEY FUNDAMENTAL VALUE FUND INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc. Member NASD, SIPC

FD01118 5/05	05-8459

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM	9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Fundamental Value Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Smith Barney Fundamental Value Fund Inc.

Date:	June 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Smith Barney Fundamental Value Fund Inc.

Date:	June 9, 2005

By:	/s/ James M. Giallanza
James M. Giallanza
Chief Financial Officer of Smith Barney Fundamental Value Fund Inc.

Date:	June 9, 2005